UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                   Date of Report (Date of earliest event reported)                              March 3, 2004

                                           HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

                                                                 Delaware
(State or Other Jurisdiction of Incorporation)

                            0-22388                                                                  99-0273889
               (Commission File Number                                    (IRS Employer Identification No.)

               11850 Jones Road, Houston, Texas                                                              77070
          (Address of Principal Executive Offices)                                                     (Zip Code)

                                                             (281) 970-9859
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On March 3, 2004, Home Solutions of America, Inc., a Delaware corporation (the "Registrant") issued a press release in which the Registrant announced certain financial expectations for the quarter ended March 31, 2004, and full year ended December 31, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

            99.1      Press Release dated March 3, 3004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        Home Solutions of America, Inc.

                                                                        (Registrant)

                                                                        By:   /s/ Frank J. Fradella
                                                                                    Frank J. Fradella
Dated:  March 3, 2004                                                 Chairman and Chief Executive Officer

                                                                        By:   /s/ Rick J. O'Brien
                                                                                    Rick J. O'Brien
Dated:  March 3, 2004                                                 Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number          Description

99.1                Press Release dated March 3, 2004.